UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 14, 2007

THE AMACORE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (813) 289-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 14, 2007, our Board of Directors accepted the resignation of James L. Koenig as our Acting Chief Financial Officer and as a member of our Board.  Mr. Koenig retains his position as our Corporate Secretary.

Also on September 14, 2007, our Board appointed Mr. Giuseppe Crisafi to fill the newly created vacancy on the Board and to serve as our Chief Financial Officer, effective immediately.

Mr. Crisafi is a seasoned finance professional with over 20 years international business experience. Most recently, Mr. Crisafi has provided specialist consulting services to Madison Partners, a public accounting firm in Australia, as well as advising management of the company on an ad hoc basis since January 2007. Prior to that, he worked as Vice President of Finance at Lehman Brothers working with fixed income derivatives from August 2005 to December 2006. Earlier in his career, he founded Joseph Crisafi Consulting Services, providing forensic accounting services on high profile frauds including Enron, Republic Bank and Abacus Bank from November 2000 to September 2003. Mr. Crisafi helped create and develop a healthcare start-up company called Flagship Healthcare Management where he worked from November 2000 to June 2005. He began his career at KPMG in January 1991, working in both the Melbourne, Australia and New York City offices and ending his 10 years there as a director of the company in November 2000. Mr. Crisafi holds an MBA, with honors, from Columbia University, a Diploma in Applied Investment & Finance awarded by the Securities Institution of Australia, and a Bachelor of Economics from Monash University. He is a Certified Public Accountant and Member of the Association of Chartered Accountants in the U.S. as well as a Chartered Accountant accredited by the Institute of Chartered Accountants in Australia. Also, he is an associate of the Financial Services Institute of Australia. He holds U.S., Australian and Italian citizenships.

All Board members serve without compensation.  We have not entered into a compensation agreement with Mr. Crisafi as of the date of the filing of this report.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Amacore Group, Inc.
(Registrant)

Date	September 17, 2007

/s/ Clark A. Marcus
(Signature)

Name: Clark A. Marcus
Title: Chief Executive Officer